Filed Pursuant to Rule 497(a)
File No. 333-282873
Rule 482ad
CAPITAL SOUTHWEST ANNOUNCES PROPOSED CONVERTIBLE NOTES OFFERING
DALLAS – NOVEMBER 4, 2024 – Capital Southwest Corporation (Nasdaq: CSWC) (“Capital Southwest”) today announced the commencement of a registered public offering of unsecured convertible notes due 2029 (the “notes”) in an underwritten offering (the “offering”).
The notes will be unsecured obligations of Capital Southwest, will accrue interest payable quarterly in arrears and will mature in 2029, unless earlier converted, redeemed or repurchased. Upon conversion, Capital Southwest will pay or deliver, as the case may be, cash, shares of Capital Southwest’s common stock or a combination of cash and shares of Capital Southwest’s common stock, at Capital Southwest’s election. The interest rate, initial conversion rate, redemption or repurchase rights and other terms of the notes will be determined at the time of pricing of the offering.
Capital Southwest expects to use the net proceeds from the offering to redeem in full its 4.50% Notes due 2026, to repay a portion of the outstanding indebtedness under its senior secured revolving credit facility with ING Capital LLC, and for general corporate purposes.
Oppenheimer & Co. is acting as sole book-running manager for the proposed offering.
The proposed offering is being conducted pursuant to Capital Southwest’s automatic shelf registration statement on Form N-2, including a base prospectus, that was filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2024 and became effective upon filing. A preliminary prospectus and accompanying prospectus relating to the proposed offering will be filed with the SEC and will be available for free on the SEC’s website located at http://www.sec.gov. Copies of the preliminary prospectus supplement relating to this offering and the accompanying prospectus may be obtained, when available, from: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.
This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.
About Capital Southwest
Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company with approximately $1.5 billion in investments at fair value as of September 30, 2024. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 million to $50 million investments across the capital structure, including first lien, second lien and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.
Forward-Looking Statements
This press release contains “forward-looking” statements, as that term is defined under the federal securities laws, including statements concerning the proposed terms of the notes, the completion, timing and size of the proposed offering of the notes, the anticipated use of proceeds from the offering, the potential impact of the foregoing or related transactions on dilution to holders of Capital Southwest’s common stock, the market price of Capital Southwest’s common stock or the notes or the conversion price of the notes. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Capital Southwest’s control. Capital Southwest’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to whether Capital Southwest will consummate the offering of notes on the expected terms or at all, which could differ or change based upon market conditions or for other reasons, and the other risks detailed in Capital Southwest’s Form 10-K filed with the SEC for the year ended March 31, 2024, in Capital Southwest’s quarterly report on Form 10-Q for the quarter ended September 30, 2024 and in other filings and reports that Capital Southwest may file from time to time with the SEC. The forward-looking statements included in this press release represent Capital Southwest’s views as of the date of this press release. Capital Southwest anticipates that subsequent events and developments will cause Capital Southwest’s views to change. Capital Southwest undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Capital Southwest’s views as of any date subsequent to the date of this press release.
Investor Relations Contact:
Michael S. Sarner, Chief Financial Officer
214-884-3829